                                                                    Exhibit 10.4

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

November __, 2005

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004

         RE:      ENCLAVES GROUP, INC.

Ladies and Gentlemen:

         Reference is made to that certain  Securities  Purchase Agreement dated
December 28, 2004 (the "SECURITIES PURCHASE AGREEMENT"), by and between Enclaves
Group,  Inc., a Delaware  corporation  and  predecessor  by merger with Enclaves
Group,  Inc.  (f/k/a  Alliance  Towers,   Inc.),  a  Delaware  corporation  (the
"COMPANY"), and the Buyers set forth on Schedule I attached thereto and Highgate
House Funds,  Ltd.,  who was assigned  the amount of One Million  Seven  Hundred
Thousand Dollars ($1,750,000 from Montgomery Equity Partners, LP pursuant to the
Assignment  Agreement between Montgomery Equity Partners,  LP and Highgate House
Funds,  Ltd.  dated August 12, 2005)  (collectively,  the "BUYER"),  pursuant to which the Company has sold to the Buyer Five Million and Five  Hundred  Thousand
Dollars  ($5,500,000) in aggregate  original  principal  amount of the Company's
secured  convertible  debentures  (the  "CONVERTIBLE  DEBENTURES"),   which  are
convertible  into shares of the  Company's  common  stock,  par value $0.001 per share  (the  "COMMON  STOCK").  The  shares  of Common  Stock to be issued  upon conversion of the Convertible Debentures,  and previously issued pursuant to the
Securities Purchase  Agreement,  including,  without limitation,  any principal, interest or  Liquidated  Damages are referred to as  "CONVERSION  SHARES."  Such
Conversion  Shares  shall also be deemed to include any Common  Stock issued for
Liquidated Damages under the Amended and Restated Investor  Registration  Rights
Agreement of even date herewith  between the Company and the Buyer.  This letter shall serve as our irrevocable  authorization and direction to you (provided you are the transfer agent of the Common Stock at such time) to issue the Conversion
Shares in the event the Buyer has  elected to convert  all or any portion of the
Convertible Debentures,  including, without limitation,  principal, interest, or
Liquidated  Damages,  upon  surrender  to you of a properly  completed  and duly executed  Conversion Notice, in the form attached hereto as EXHIBIT I, delivered on behalf of the Company by David Gonzalez, Esq.

         Specifically,  upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion  Notice,  David  Gonzalez,  Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined  below)  after  receipt  of such  Conversion  Notice,  sent to you,  via
facsimile,   a  Conversion   Notice,   which  shall  constitute  an  irrevocable
instruction  to you to process such  Conversion  Notice in  accordance  with the terms of these  instructions.  Assuming you are acting as transfer agent for the
Company,  upon your receipt of a copy of the  executed  Conversion  Notice,  you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight  delivery to the address as specified in the Conversion  Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common  Stock to which the Buyer  shall be entitled as set forth in the Conversion  Notice or (B) provided you are  participating  in The Depository
Trust Company  ("DTC") Fast  Automated  Securities  Transfer  Program,  upon the request of the Buyer,  credit such aggregate number of shares of Common Stock to which the Buyer  shall be  entitled  to the  Buyer's or its  designee's  balance account with DTC through its Deposit  Withdrawal  At Custodian  ("DWAC")  system provided the Buyer  causes its bank or broker to initiate the DWAC  transaction.
("TRADING  DAY"  shall  mean  any day on which  the  Nasdaq  Market  is open for customary trading.)

         The  Company  hereby  confirms  to you and the Buyer that  certificates representing  the  Conversion  Shares  shall  not  bear any  legend  restricting transfer  of the  Conversion  Shares  thereby  and  should not be subject to any stop-transfer  restrictions  and shall  otherwise be freely  transferable on the books and records of the Company  provided that (a) the Company counsel delivers
(i) the Notice of  Effectiveness  substantially in the form set forth in EXHIBIT
II attached  hereto,  (ii) an opinion of counsel  substantially  in the form set forth in  Exhibit  III  attached  hereto,  and  (iii)  the  Buyer or its  broker represent  and  warrant  to you,  in  writing,  that it has  complied  with  the prospectus  delivery  requirements,  and that if the  Conversion  Shares are not registered  for sale under the  Securities  Act of 1933,  as  amended,  then the certificates for the Conversion Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED,  OR
         APPLICABLE  STATE  SECURITIES  LAWS. THE SECURITIES HAVE BEEN
         ACQUIRED  FOR  INVESTMENT  AND MAY NOT BE  OFFERED  FOR SALE,
         SOLD,  TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE
         REGISTRATION   STATEMENT   FOR  THE   SECURITIES   UNDER  THE
         SECURITIES  ACT OF 1933,  AS  AMENDED,  OR  APPLICABLE  STATE
         SECURITIES  LAWS,  OR  AN  OPINION  OF  COUNSEL,  IN  A  FORM
         REASONABLY  ACCEPTABLE TO THE COMPANY,  THAT  REGISTRATION IS
         NOT REQUIRED  UNDER SAID ACT OR APPLICABLE  STATE  SECURITIES
         LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

         The Company  hereby  confirms and  Continental  Stock  Transfer & Trust
Company ("CST")  acknowledges  that in the event Counsel to the Company does not issue an opinion  of  counsel  as  required  in  accordance  with the  preceding paragraph to issue the Conversion  Shares free of legend the Company  authorizes and CST will accept an opinion of Counsel from David Gonzalez, Esq.

         The Company hereby  confirms to you and the Buyer that no  instructions other  than as  contemplated  herein  will be given to you by the  Company  with respect to the  Conversion  Shares.  The Company hereby agrees that it shall not replace CST as the Company's transfer agent without the prior written consent of the Buyer and except as set forth in the following paragraph.

                                       2

         Any attempt by CST to resign as transfer agent hereunder upon less than fifteen  (15) days  written  notice to the  Company  and the Buyer  shall not be effective until the expiration of such fifteen (15) day period.

         The Company and CST hereby  acknowledge and confirm that complying with the terms of this  Agreement  shall be deemed to comply  with,  and shall not be deemed to violate, any responsibilities and duties owed by CST to the Company.

         The  Company  and CST  acknowledge  that the  Buyer is  relying  on the representations  and  covenants  made by the Company and CST hereunder and are a material  inducement to the Buyer  purchasing  Convertible  Debentures under the
Securities  Purchase  Agreement.  The Company and CST further  acknowledge  that without  such  representations  and  covenants  of  the  Company  and  CST  made hereunder,  the Buyer would not enter into the Securities Purchase Agreement and purchase Convertible Debentures pursuant thereto.

         Each party  hereto  specifically  acknowledges  and agrees  that in the event of a breach  or  threatened  breach  by a party  hereto  of any  provision hereof,  the Buyer will be irreparably  damaged and that damages at law would be an inadequate remedy if these Irrevocable  Transfer Agent  Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach by a party hereto, including,  without limitation,  the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in  addition  to any other  rights or  remedies  it may have,  to an  injunction restraining such breach,  without being required to show any actual damage or to post any bond or other security,  and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

                                    * * * * *

                                       3

         IN WITNESS  WHEREOF,  the parties  have  caused  this letter  agreement regarding  Irrevocable  Transfer  Agent  Instructions  to be duly  executed  and delivered as of the date first written above.

                                               COMPANY:

                                               ENCLAVES GROUP, INC.

                                               By: /s/ Daniel G. Hayes
                                                   -----------------------------
                                               Name:  Daniel G. Hayes
                                               Title: President & CEO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
    --------------------------------------------------
Name:
      ------------------------------------------------
Title:
       -----------------------------------------------

                                       4

                                   SCHEDULE I

                               SCHEDULE OF BUYERS

                                                                                        Address/Facsimile
Name                                    Signature                                       Number of Buyer
----                                    ---------                                       ---------------

Cornell Capital Partners, LP            By:   Yorkville Advisors, LLC                101 Hudson Street - Suite 3700
                                        Its:  General Partner                        Jersey City, NJ  07303
                                                                                     Facsimile:        (201) 985-8266

                                        By:
                                              --------------------------
                                        Name: Mark A. Angelo
                                        Its:  Portfolio Manager

Montgomery Equity Partners, Ltd.                                                     101 Hudson Street - Suite 3700
                                                                                     Jersey City, NJ  07303
                                                                                     Facsimile:        (201) 985-8266

                                        By:
                                              --------------------------
                                        Name: Mark Angelo
                                        Its:  Portfolio Manager

Highgate House Funds, Ltd.                                                           101 Hudson Street - Suite 3700
                                                                                     Jersey City, NJ  07303
                                                                                     Facsimile:        (201) 985-8266

                                        By:
                                              --------------------------
                                        Name: Mark Angelo
                                        Its:  Portfolio Manager

                                  SCHEDULE I-1

                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE

         Reference is made to the Securities Purchase Agreement (the "SECURITIES
PURCHASE  AGREEMENT")  between  Enclaves Group,  Inc. (the  "COMPANY"),  and the
Buyers set forth on Schedule I attached  thereto,  dated  December 28, 2004.  In
accordance  with  and  pursuant  to  the  Securities  Purchase  Agreement,   the
undersigned  hereby  elects to convert  convertible  debentures  into  shares of common stock,  par value $0.001 per share (the "COMMON  STOCK"),  of the Company for the amount indicated below as of the date specified below.

Conversion Date:
                                                        ------------------------

Amount to be converted:                                 $
                                                         -----------------------

Conversion Price:                                       $
                                                         -----------------------

Shares of Common Stock Issuable:

Amount of Debenture unconverted:                        $
                                                         -----------------------

Amount of Interest Converted:                           $
                                                         -----------------------

Conversion Price of Interest:                           $
                                                         -----------------------

Shares of Common Stock Issuable:

Amount of Liquidated Damages:                           $
                                                         -----------------------

Conversion Price of Liquidated Damages:                 $
                                                         -----------------------

Shares of Common Stock Issuable:
                                                        ------------------------

Total Number of shares of Common Stock to be issued:
                                                        ------------------------

                                   EXHIBIT I-1

Please  issue  the  shares  of  Common  Stock in the  following  name and to the following address:

Issue to:
                                                        ------------------------

Authorized Signature:
                                                        ------------------------

Name:
                                                        ------------------------

Title:
                                                        ------------------------

Phone #:
                                                        ------------------------

Broker DTC Participant Code:
                                                        ------------------------

Account Number*:
                                                        ------------------------

     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                       2

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

, 2005
--------

------------------------------
------------------------------
------------------------------
Attention:

         RE:      ENCLAVES GROUP, INC.

Ladies and Gentlemen:

         We are counsel to Enclaves  Group,  Inc., a Delaware  corporation  (the
"COMPANY"),  and have  represented  the Company in connection  with that certain
Securities  Purchase  Agreement,  dated as of December 28, 2005 (the "SECURITIES
PURCHASE  AGREEMENT"),  entered into by and among the Company and the Buyers set forth on Schedule I attached  thereto  (collectively  the  "BUYER")  pursuant to which the Company has sold to the Buyer Five Million and Five  Hundred  Thousand
Dollars   ($5,500,000)  in  aggregate   original  principal  amount  of  secured
convertible  debentures,  which are  convertible  into shares  (the  "CONVERSION
SHARES") of the Company's  common stock, par value $0.001 per share (the "COMMON
STOCK"),  in accordance  with the terms of the  Securities  Purchase  Agreement.
Pursuant to the Securities Purchase Agreement, the Company also has entered into an Amended and Restated Registration Rights Agreement,  dated as of November __,
2005, with the Buyer (the "INVESTOR  REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed,  among other things, to register the Conversion Shares under the  Securities  Act of 1933,  as amended (the "1933 ACT").  In connection with the Company's  obligations under the Securities  Purchase Agreement and the
Registration  Rights  Agreement,  on November  __,  2005,  the  Company  filed a
Registration  Statement (File No. ___-_________) (the "REGISTRATION  STATEMENT")
with the Securities and Exchange  Commission (the "SEC") relating to the sale of the Conversion Shares.

         In connection  with the  foregoing,  we advise you that a member of the
SEC's  staff has  advised  us by  telephone  that the SEC has  entered  an order declaring the Registration  Statement  effective under the 1933 Act at 5:00 P.M.
on  __________,  2005 and we have no knowledge,  after  telephonic  inquiry of a member of the SEC's staff,  that any stop order suspending its effectiveness has been issued or that any  proceedings  for that  purpose are pending  before,  or threatened  by, the SEC and the  Conversion  Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

                                  EXHIBIT II-1

         The Buyer has  confirmed it shall comply with all  securities  laws and
regulations   applicable  to  it  including   applicable   prospectus   delivery
requirements upon sale of the Conversion Shares.

                                              Very truly yours,

                                              [COMPANY COUNSEL]

                                              By:
                                                  ------------------------------

                                  EXHIBIT II-2

                                   EXHIBIT III

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION

                                                          _________________ 2005

_________________ Transfer Co.
[ADD ADDRESS]_________________

Attention:        Compliance Department

                  Re:      Enclaves Group, Inc.
                           --------------------

Ladies and Gentlemen:

         Enclaves Group, Inc., a Delaware corporation (the "Company"), has filed with the  Securities and Exchange  Commission a  Registration  Statement on Form
S-_,  file  no.  333-_________  (the  "Registration  Statement"),  which  became effective  under  the  Securities  Act of  1933,  as  amended  (the  "Act"),  on
______________,  2005.  The  Registration  Statement and the related  prospectus relates to up to  ________________  shares of common stock, $0.001 par value, of the Company (the "Common Stock"),  which may be sold by the stockholders  listed on Exhibit A to this opinion (the "Sellers").

         Unless we  advise  you  otherwise,  upon your  receipt  of  appropriate written  representations  from the broker-dealers  acting for the Sellers to the effect  that (i) the number of shares of Common  Stock sold by them  (limited to the number listed opposite their  respective names in Exhibit A attached hereto)
have  been  sold  pursuant  to the  Registration  Statement  and (ii)  they have delivered  a copy of the  Company's  prospectus  dated  __________,  2005 to the
purchasers  of  such  shares  of  Common  Stock,  you  may  issue   certificates
representing  such shares in the names of the transferees of the Sellers without legend  regarding  restrictions  on  transfer  under the Act and remove all stop transfer  orders with respect to the sold shares with respect to restrictions on transfer under the Act.

         This letter is for your benefit only with respect to the matters as set forth  above  and may not be relied  upon by any  other  person or for any other purpose.

                                                              Very truly yours,

                                  EXHIBIT III-1

                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)

Name:                                                     No. of Shares:
-------------------------------------------------------   ----------------------

                                   EXHIBIT A-1